Exhibit 10.16

ARCHAEA ENERGY INC.

2021 OMNIBUS INCENTIVE PLAN

STOCK GRANT NOTICE

Pursuant to the terms and conditions of the Archaea Energy Inc. 2021 Omnibus Incentive Plan, as amended from time to time (the “Plan”), Archaea Energy Inc. (the “Company”) hereby grants to the individual listed below (“you” or the “Participant”) the number of shares of Common Stock (the “Shares”) set forth below. The Shares are subject to the terms and conditions set forth herein and in the Stock Award Agreement attached hereto as Exhibit A (the “Agreement”) and in the Plan, each of which is incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Participant:	[●]

Date of Grant:	[●]

Total Number of Shares:	[●] Shares

You will be deemed to have accepted the Shares on the terms and conditions of the Plan, the Agreement and this Stock Grant Notice (this “Grant Notice”) unless you provide written notice to the Company within 30 days following the Date of Grant stating that you do not wish to accept the Shares. Any such notice must be sent to: Archaea Energy Inc., 500 Technology Drive, Second Floor, Canonsburg, Pennsylvania 15317, Attention: General Counsel. Upon the Company’s receipt of any such notice, the Shares granted hereunder will automatically be forfeited and the Company and its Affiliates will not have any further obligations to you under this Grant Notice or the Agreement.

Unless you provide written notice to the Company in the manner described above stating that you do not wish to accept the Shares, you will be deemed to have acknowledged that (i) you have reviewed the Agreement, the Plan and this Grant Notice in their entirety and fully understand all provisions of the Agreement, the Plan and this Grant Notice and (ii) you agree to accept as binding, conclusive and final all decisions or interpretations of the Committee regarding any questions or determinations arising under the Agreement, the Plan or this Grant Notice.

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IN WITNESS WHEREOF, the Company has caused this Grant Notice to be executed by an officer thereunto duly authorized, and the Participant has executed this Grant Notice, effective for all purposes as provided above.

ARCHAEA ENERGY INC.

By:
Name: [●]
Title: [●]

PARTICIPANT

Name: [●]

[Signature Page – Stock Grant Notice]

EXHIBIT A

STOCK AWARD AGREEMENT

This Stock Award Agreement (this “Agreement”) is made as of the Date of Grant set forth in the Grant Notice to which this Agreement is attached (the “Date of Grant”) by and between Archaea Energy Inc., a Delaware corporation (the “Company”), and [●] (the “Participant”). Capitalized terms used but not specifically defined herein shall have the meanings specified in the Plan or the Grant Notice.

1. Award. In consideration of the Participant’s past and/or continued service as an employee of Archaea Energy LLC and the Company, as applicable, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, effective as of the Date of Grant, the Company hereby grants to the Participant the number of shares of Common Stock set forth in the Grant Notice (the “Shares”) on the terms and conditions set forth in the Grant Notice, this Agreement and the Plan, which is incorporated herein by reference as a part of this Agreement. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

2. Issuance Mechanics. The Shares shall be issued in the form of Common Stock to the Participant. The Company shall (a) cause a stock certificate or certificates representing such Shares to be registered in the name of the Participant, or (b) cause Shares to be held in book-entry form. For the avoidance of doubt, the Participant shall not pay the Company any purchase price for the Shares.

3. Rights as Stockholder. Except as otherwise provided herein, upon issuance of the Shares by the Company, Participant shall have all the rights of a stockholder of the Company with respect to such Shares subject to the restrictions herein, including the right to vote the Shares.

4. Lock-Up.

(a) Subject to the exceptions set forth herein, the Participant agrees not to transfer, assign or sell any Shares granted hereunder until one year after September 15, 2021 (the “Closing Date”) or earlier if, subsequent to the Closing Date, (i) the last sale price of the Common Stock equals or exceeds $12.00 per Share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock or the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock”), for cash, securities or other property.

(b) Notwithstanding the provisions set forth in Section 4(a), transfers of the Shares granted hereunder and that are held by the Participant or any of the Participant’s permitted transferees, as applicable, (that have complied with any applicable requirements of this Section 4(b)) are permitted (i) by gift to members of the Participant’s immediate family or to a trust, the beneficiary of which is a member of one of the Participant’s immediate family, an affiliate of such person or to a charitable organization; (ii) by virtue of laws of descent and distribution upon death of the Participant; (iii) pursuant to a qualified domestic relations order; (iv) in the event of the Company’s liquidation; or (v) in the event of completion of a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock or Class B Common Stock for cash, securities or other property subsequent to the completion of a Business Combination; provided, however, that in the case of clauses (i) through (v), these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions.

5. Tax Withholding. To the extent that the receipt of the Shares results in compensation income or wages to the Participant for federal, state, local and/or foreign tax purposes, the Participant shall make arrangements satisfactory to the Company regarding the payment of, any income tax, social insurance contribution or other applicable taxes that are required to be withheld in respect of the Shares, which arrangements include the delivery of cash or cash equivalents, Shares (including previously owned Shares (which is not subject to any pledge or other security interest), net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of Shares otherwise issuable or delivered pursuant to this Agreement), other property, or any other legal consideration the Committee deems appropriate. If such tax obligations are satisfied through net settlement or the surrender of previously owned Shares, the maximum number of Shares that may be so withheld (or surrendered) shall be the number of Shares that have an aggregate Fair Market Value on the date of withholding or surrender equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, local and/or foreign tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to the Shares, as determined by the Committee. Any fraction of a Share withheld but not required to satisfy such tax obligations shall be paid instead in cash to the Participant. The Participant acknowledges that there may be adverse tax consequences upon the receipt or disposition of the Shares, and that the Participant has been advised, and hereby is advised, to consult a tax advisor. The Participant represents that the Participant is in no manner relying on the Board, the Committee, the Company or an Affiliate or any of their respective managers, directors, officers, employees or authorized representatives (including attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) for tax advice or an assessment of such tax consequences.

6. Compliance with Applicable Law. Notwithstanding any provision of this Agreement to the contrary, the issuance of Shares hereunder will be subject to compliance with all applicable requirements of applicable law with respect to such securities and with the requirements of any securities exchange or market system upon which the Shares may then be listed. No Shares will be issued hereunder if such issuance would constitute a violation of any applicable law or regulation or the requirements of any securities exchange or market system upon which the Shares may then be listed. In addition, Shares will not be issued hereunder unless (a) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) is in effect at the time of such issuance with respect to the Shares to be issued or (b) in the opinion of legal counsel to the Company, the Shares to be issued are permitted to be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary for the lawful issuance and sale of any Shares hereunder will relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority has not been obtained. As a condition to any issuance of Shares hereunder, the Company may require the Participant to satisfy any requirements that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company.

7. No Right to Continued Service or Awards. Nothing in the adoption of the Plan, nor the grant of the Shares, shall confer upon the Participant the right to a continued employment or service relationship with, the Company or any Affiliate, or any other entity, or affect in any way the right of the Company or any such Affiliate, or any other entity to terminate such employment or service relationship at any time. This grant of the Shares is a one-time benefit that was made at the sole discretion of the Company and does not create any contractual or other right to receive a grant of Shares or other Awards or any payment or benefits in the future. Any future Awards will be granted at the sole discretion of the Company.

8. Notices. All notices or other communications under this Agreement shall be in writing and shall be delivered to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company, unless otherwise designated by the Company in a written notice to the Participant (or other holder):

Archaea Energy Inc.

Attn: General Counsel

500 Technology Drive, Second Floor

Canonsburg, Pennsylvania 15317

If to the Participant, at the Participant’s last known address on file with the Company.

Any notice that is delivered personally or by overnight courier or telecopier in the manner provided herein shall be deemed to have been duly given to the Participant when it is mailed by the Company or, if such notice is not mailed to the Participant, upon receipt by the Participant. Any notice that is addressed and mailed in the manner herein provided shall be conclusively presumed to have been given to the party to whom it is addressed at the close of business, local time of the recipient, on the fourth day after the day it is so placed in the mail.

9. Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format, the Participant agrees, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may be required to deliver (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports and all other forms of communications) in connection with this and any other Award made or offered by the Company. Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which the Participant has access. The Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that his or her electronic signature is the same as, and shall have the same force and effect as, his or her manual signature.

10. Agreement to Furnish Information. The Participant agrees to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

11. Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to the RSUs granted hereby; provided¸ however, that any conflict between this Agreement, on the one hand, and the terms of a written employment-related agreement with the Participant effective on or prior to the Date of Grant or, if the Participant is a participant in any executive severance plan, such executive severance plan, shall be decided in favor of the provisions of such employment-related agreement or such executive severance plan, as applicable. Without limiting the scope of the preceding sentence, except as provided therein, all prior understandings and agreements, if any, among the parties hereto relating to the subject matter hereof are hereby null and void and of no further force and effect. The Committee may, in its sole discretion, amend this Agreement from time to time in any manner that is not inconsistent with the Plan; provided, however, that except as otherwise provided in the Plan or this Agreement, any such amendment that materially and adversely reduces the rights of the Participant shall be effective only if it is in writing and signed by both the Participant and an authorized officer of the Company.

12. Severability and Waiver. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of such provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect. Waiver by any party of any breach of this Agreement or failure to exercise any right hereunder shall not be deemed to be a waiver of any other breach or right. The failure of any party to take action by reason of such breach or to exercise any such right shall not deprive the party of the right to take action at any time while or after such breach or condition giving rise to such rights continues.

13. Company Recoupment of Awards. The Participant’s rights with respect to the Shares shall in all events be subject to (a) all rights that the Company may have under any Company recoupment policy or any other agreement or arrangement with the Participant, and (b) all rights and obligations that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act and any applicable rules and regulations promulgated thereunder form time to time by the U.S. Securities and Exchange Commission.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, exclusive of the conflict of laws provisions of Delaware Law.

15. Successors and Assigns. The Company may assign any of its rights under this Agreement without the Participant’s consent. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the Plan, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom the Shares may be transferred by will or the laws of descent or distribution.

16. Headings; References; Interpretation. Headings are for convenience only and are not deemed to be part of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references herein to Sections shall, unless the context requires a different construction, be deemed to be references to the Sections of this Agreement. The word “or” as used herein is not exclusive and is deemed to have the meaning “and/or.” All references to “including” shall be construed as meaning “including without limitation.” Unless the context requires otherwise, all references herein to a law, agreement, instrument or other document shall be deemed to refer to such law, agreement, instrument or other document as amended, supplemented, modified and restated from time to time to the extent permitted by the provisions thereof. All references to “dollars” or “$” in this Agreement refer to United States dollars. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party hereto, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties hereto and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

17. Counterparts.  The Grant Notice may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Delivery of an executed counterpart of the Grant Notice by facsimile or portable document format (.pdf) attachment to electronic mail shall be effective as delivery of a manually executed counterpart of the Grant Notice.

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